EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2018 Financial Results

SAN RAFAEL, Calif., July 19, 2018 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the second quarter 2018 of $18.0 million and diluted earnings per common share ("EPS") of $0.67, compared to first quarter 2018 net income of $17.5 million and EPS of $0.66 and second quarter 2017 net income of $15.8 million and EPS of $0.60.

"Second quarter 2018 net income benefited from higher interest income as rising market interest rates are benefiting our loan and investment securities yields. Our annualized funding costs were unchanged, however, at 0.04 percent of interest-earning assets due to the predominance of low-cost checking and savings accounts in our deposit portfolio. Net interest income on a fully-taxable equivalent (“FTE”) basis was $36.6 million for the second quarter 2018, compared to $35.5 million for the first quarter 2018 and $35.8 million for the second quarter 2017. Noninterest expenses for the second quarter 2018 were $24.0 million, compared to $24.2 million for first quarter 2018 and $24.4 million second quarter 2017. The improvement in revenue and decline in operating expenses resulted in pre-tax income equal to 50.4 percent of total revenues for the second quarter 2018,” said Chairman, President and CEO David Payne. “Asset quality remains strong with nonperforming assets totaling only $6 million at June 30, 2018, and net loan loss recoveries of $31 thousand for the first six months of 2018. Second quarter 2018 results generated an annualized 11.6 percent return on average common equity for our shareholders,” concluded Payne.

Net interest income (FTE) was $36.6 million for the second quarter 2018, compared to $35.5 million for the first quarter 2018 and $35.8 million for the second quarter 2017. The net interest margin (FTE) was 3.08 percent for the second quarter 2018, compared to 3.02 percent for the first quarter 2018 and 3.12 percent for the second quarter 2017. Checking and savings deposits, which are less sensitive to rising interest rates than time deposits, represented ninety-five percent of the Company’s average deposit base during the second quarter 2018.

The Company recognized no provision for loan losses for the second quarter 2018 given stable nonperforming loan volumes and other credit quality attributes. At June 30, 2018, the allowance for loan losses totaled $23.0 million.

Noninterest income for the second quarter 2018 totaled $11.8 million, compared to $12.0 million for the first quarter 2018 and $12.1 million for the second quarter 2017.

Noninterest expense for the second quarter 2018 totaled $24.0 million, compared to $24.2 million for the first quarter 2018 and $24.4 million for the second quarter 2017.

The tax rate (FTE) applied to pre-tax income was 26.1 percent for the second quarter 2018, compared to 24.6 percent for the first quarter 2018 and 37.8 percent for the second quarter 2017. The lower tax rates for 2018 compared to 2017 reflect a reduction in the federal corporate tax rate due to the Tax Cuts and Jobs Act of 2017. The book tax provisions for the second quarter 2018 and the first quarter 2018 include tax benefits of $128 thousand and $451 thousand, respectively, for tax deductions from the exercise of employee stock options which exceed related compensation expense recognized in the financial statements.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2017 filed on Form 10-K and quarterly report for the quarter ended March 31, 2018 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information July 19, 2018
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2018

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'18	Q2'17	Change	Q1'18

Net Interest and Fee Income (FTE)	$36,585	$35,764	2.3%	$35,467
Reversal of Provision for Loan Losses	-	(1,900)	n/m	-
Noninterest Income	11,769	12,123	-2.9%	11,955
Noninterest Expense	23,977	24,396	-1.7%	24,214
Income Before Taxes (FTE)	24,377	25,391	-4.0%	23,208
Income Tax Provision (FTE)	6,367	9,592	-33.6%	5,702
Net Income	$18,010	$15,799	14.0%	$17,506

Average Common Shares Outstanding	26,630	26,299	1.3%	26,532
Diluted Average Common Shares	26,728	26,402	1.2%	26,665

Operating Ratios:
Basic Earnings Per Common Share	$0.68	$0.60	13.3%	$0.66
Diluted Earnings Per Common Share	0.67	0.60	11.7%	0.66
Return On Assets (a)	1.29%	1.18%		1.28%
Return On Common Equity (a)	11.6%	10.7%		11.6%
Net Interest Margin (FTE) (a)	3.08%	3.12%		3.02%
Efficiency Ratio (FTE)	49.6%	50.9%		51.1%

Dividends Paid Per Common Share	$0.40	$0.39	2.6%	$0.40
Common Dividend Payout Ratio	60%	65%		61%

	6/30'18YTD	6/30'17YTD	Change

Net Interest and Fee Income (FTE)	$72,052	$71,794	0.4%
Reversal of Provision for Loan Losses	-	(1,900)	n/m
Noninterest Income	23,724	23,780	-0.2%
Noninterest Expense	48,191	49,011	-1.7%
Income Before Taxes (FTE)	47,585	48,463	-1.8%
Income Tax Provision (FTE)	12,069	17,615	-31.5%
Net Income	$35,516	$30,848	15.1%

Average Common Shares Outstanding	26,581	26,235	1.3%
Diluted Average Common Shares	26,696	26,366	1.3%

Operating Ratios:
Basic Earnings Per Common Share	$1.34	$1.18	13.6%
Diluted Earnings Per Common Share	1.33	1.17	13.7%
Return On Assets (a)	1.28%	1.15%
Return On Common Equity (a)	11.6%	10.6%
Net Interest Margin (FTE) (a)	3.05%	3.13%
Efficiency Ratio (FTE)	50.3%	51.3%

Dividends Paid Per Common Share	$0.80	$0.78	2.6%
Common Dividend Payout Ratio	60%	67%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'18	Q2'17	Change	Q1'18

Interest and Fee Income (FTE)	$37,044	$36,240	2.2%	$35,926
Interest Expense	459	476	-3.6%	459
Net Interest and Fee Income (FTE)	$36,585	$35,764	2.3%	$35,467

Average Earning Assets	$4,752,887	$4,598,296	3.4%	$4,723,213
Average Interest-
Bearing Liabilities	2,729,671	2,692,447	1.4%	2,734,227

Yield on Earning Assets (FTE) (a)	3.12%	3.16%		3.06%
Cost of Funds (a)	0.04%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.08%	3.12%		3.02%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.07%		0.07%
Net Interest Spread (FTE) (a)	3.05%	3.09%		2.99%

			%
	6/30'18YTD	6/30'17YTD	Change

Interest and Fee Income (FTE)	$72,970	$72,750	0.3%
Interest Expense	918	956	-4.0%
Net Interest and Fee Income (FTE)	$72,052	$71,794	0.4%

Average Earning Assets	$4,738,132	$4,609,089	2.8%
Average Interest-
Bearing Liabilities	2,731,936	2,698,426	1.2%

Yield on Earning Assets (FTE) (a)	3.09%	3.17%
Cost of Funds (a)	0.04%	0.04%
Net Interest Margin (FTE) (a)	3.05%	3.13%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.07%
Net Interest Spread (FTE) (a)	3.02%	3.10%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'18	Q2'17	Change	Q1'18

Total Assets	$5,587,871	$5,385,085	3.8%	$5,564,705
Total Earning Assets	4,752,887	4,598,296	3.4%	4,723,213
Total Loans	1,209,049	1,333,135	-9.3%	1,243,750
Commercial Loans	295,971	349,979	-15.4%	316,345
Commercial RE Loans	550,427	566,570	-2.8%	556,034
Consumer Loans	362,651	416,586	-12.9%	371,371
Total Investment Securities	3,543,838	3,265,161	8.5%	3,479,463
Equity Securities	1,763	3,024	n/m	1,993
Debt Securities Available For Sale	2,444,582	1,979,973	23.5%	2,341,414
Debt Securities Held To Maturity	1,097,493	1,282,164	-14.4%	1,136,056

Loans/Deposits	24.9%	28.6%		25.8%
			%
	6/30'18YTD	6/30'17YTD	Change

Total Assets	$5,576,352	$5,390,404	3.4%
Total Earning Assets	4,738,132	4,609,089	2.8%
Total Loans	1,226,304	1,344,132	-8.8%
Commercial Loans	306,102	352,424	-13.1%
Commercial RE Loans	553,215	562,550	-1.7%
Consumer Loans	366,987	429,158	-14.5%
Total Investment Securities	3,511,828	3,264,957	7.6%
Equity Securities	1,877	3,068	-38.8%
Debt Securities Available For Sale	2,393,283	1,959,060	22.2%
Debt Securities Held To Maturity	1,116,668	1,302,829	-14.3%

Loans/Deposits	25.3%	28.7%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'18	Q2'17	Change	Q1'18

Total Deposits	$4,846,986	$4,669,424	3.8%	$4,828,352
Noninterest Demand	2,177,708	2,048,155	6.3%	2,156,626
Interest Bearing Transaction	924,542	880,470	5.0%	925,533
Savings	1,523,024	1,491,283	2.1%	1,518,028
Time greater than $100K	99,955	110,762	-9.8%	103,145
Time less than $100K	121,757	138,754	-12.2%	125,020
Total Short-Term Borrowings	60,393	71,178	-15.2%	62,501
Shareholders' Equity	625,409	593,028	5.5%	613,860

Demand Deposits/
Total Deposits	44.9%	43.9%		44.7%
Transaction & Savings
Deposits / Total Deposits	95.4%	94.7%		95.3%
			%
	6/30'18YTD	6/30'17YTD	Change

Total Deposits	$4,837,721	$4,681,021	3.3%
Noninterest Demand	2,167,226	2,052,483	5.6%
Interest Bearing Transaction	925,034	880,429	5.1%
Savings	1,520,540	1,496,592	1.6%
Time greater than $100K	101,541	111,447	-8.9%
Time less than $100K	123,380	140,070	-11.9%
Total Short-Term Borrowings	61,441	69,888	-12.1%
Shareholders' Equity	619,666	587,736	5.4%

Demand Deposits/
Total Deposits	44.8%	43.8%
Transaction & Savings
Deposits / Total Deposits	95.4%	94.6%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'18
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,752,887	$37,044	3.12%
Total Loans (FTE)	1,209,049	15,081	5.00%
Commercial Loans (FTE)	295,971	3,804	5.16%
Commercial RE Loans	550,427	7,804	5.69%
Consumer Loans	362,651	3,473	3.84%
Total Investments (FTE)	3,543,838	21,963	2.48%

Interest Expense Paid
Total Earning Assets	4,752,887	459	0.04%
Total Interest-Bearing Liabilities	2,729,671	459	0.07%
Total Interest-Bearing Deposits	2,669,278	449	0.07%
Interest-Bearing Transaction	924,542	60	0.03%
Savings	1,523,024	224	0.06%
Time less than $100K	121,757	70	0.23%
Time greater than $100K	99,955	95	0.38%
Total Short-Term Borrowings	60,393	10	0.06%

Net Interest Income and
Margin (FTE)		$36,585	3.08%

	Q2'17
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,598,296	$36,240	3.16%
Total Loans (FTE)	1,333,135	15,747	4.74%
Commercial Loans (FTE)	349,979	4,144	4.75%
Commercial RE Loans	566,570	8,011	5.67%
Consumer Loans	416,586	3,592	3.46%
Total Investments (FTE)	3,265,161	20,493	2.51%

Interest Expense Paid
Total Earning Assets	4,598,296	476	0.04%
Total Interest-Bearing Liabilities	2,692,447	476	0.07%
Total Interest-Bearing Deposits	2,621,269	465	0.07%
Interest-Bearing Transaction	880,470	57	0.03%
Savings	1,491,283	222	0.06%
Time less than $100K	138,754	81	0.23%
Time greater than $100K	110,762	105	0.38%
Total Short-Term Borrowings	71,178	11	0.06%

Net Interest Income and
Margin (FTE)		$35,764	3.12%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'18	Q2'17	Change	Q1'18

Service Charges on Deposits	$4,645	$4,945	-6.1%	$4,752
Merchant Processing Services	2,305	2,052	12.3%	2,420
Debit Card Fees	1,698	1,586	7.0%	1,605
Other Service Fees	650	662	-1.7%	631
ATM Processing Fees	698	654	6.6%	664
Trust Fees	726	716	1.5%	743
Financial Services Commissions	141	142	-0.5%	114
Equity Securities Losses	(14)	-	n/m	(36)
Other Income	920	1,366	-32.7%	1,062
Total Noninterest Income	$11,769	$12,123	-2.9%	$11,955

Total Revenue (FTE)	$48,354	$47,887	1.0%	$47,422
Noninterest Income/Revenue (FTE)	24.3%	25.3%		25.2%
Service Charges/Avg. Deposits (a)	0.38%	0.42%		0.40%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.28	$7.30	-0.3%	$7.25

	6/30'18YTD	6/30'17YTD	Change

Service Charges on Deposits	$9,397	$9,868	-4.8%
Merchant Processing Services	4,725	3,927	20.3%
Debit Card Fees	3,303	3,067	7.7%
Other Service Fees	1,281	1,312	-2.3%
ATM Processing Fees	1,362	1,229	10.8%
Trust Fees	1,469	1,418	3.6%
Financial Services Commissions	255	337	-24.3%
Securities Losses	(50)	-	n/m
Other Income	1,982	2,622	-24.4%
Total Noninterest Income	$23,724	$23,780	-0.2%

Total Revenue (FTE)	$95,776	$95,574	0.2%
Noninterest Income/Revenue (FTE)	24.8%	24.9%
Service Charges/Avg. Deposits (a)	0.39%	0.43%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.27	$7.35	-1.1%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'18	Q2'17	Change	Q1'18

Salaries & Benefits	$13,186	$12,981	1.6%	$13,351
Occupancy and Equipment	4,864	4,776	1.8%	4,691
Outsourced Data Processing	2,299	2,188	5.1%	2,340
Amortization of
Identifiable Intangibles	453	762	-40.6%	570
Professional Fees	871	410	112.7%	785
Courier Service	422	438	-3.7%	463
Other Operating	1,882	2,841	-33.8%	2,014
Total Noninterest Expense	$23,977	$24,396	-1.7%	$24,214

Noninterest Expense/
Avg. Earning Assets (a)	2.02%	2.13%		2.08%
Noninterest Expense/Revenues (FTE)	49.6%	50.9%		51.1%
			%
	6/30'18YTD	6/30'17YTD	Change

Salaries & Benefits	$26,537	$26,051	1.9%
Occupancy and Equipment	9,555	9,663	-1.1%
Outsourced Data Processing	4,639	4,327	7.2%
Amortization of
Identifiable Intangibles	1,023	1,562	-34.5%
Professional Fees	1,656	1,021	62.2%
Courier Service	885	859	3.1%
Other Operating	3,896	5,528	-29.5%
Total Noninterest Expense	$48,191	$49,011	-1.7%

Noninterest Expense/
Avg. Earning Assets (a)	2.05%	2.14%
Noninterest Expense/Revenues (FTE)	50.3%	51.3%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q2'18	Q2'17	Change	Q1'18

Average Total Loans	$1,209,049	$1,333,135	-9.3%	$1,243,750

Allowance for Loan Loss (ALL)
Beginning of Period	$23,081	$24,919	-7.4%	$23,009
Reversal of Provision for Loan Losses	-	(1,900)	n/m	-
Net ALL (Losses) Recoveries	(41)	1,084	n/m	72
ALL End of Period	$23,040	$24,103	-4.4%	$23,081
ALL (Losses) Recoveries /
Gross ALL Losses	95%	158%		105%

Net ALL Losses (Recoveries) /
Avg. Total Loans (a)	0.01%	-0.33%		-0.02%
			%
	6/30'18YTD	6/30'17YTD	Change

Average Total Loans	$1,226,304	$1,344,132	-8.8%

Allowance for Loan Loss (ALL)
Beginning of Period	$23,009	$25,954	-11.3%
Reversal of Provision for Loan Losses	-	(1,900)	n/m
Net ALL Recoveries	31	49	n/m
ALL End of Period	$23,040	$24,103	-4.4%
ALL Recoveries/Gross ALL Losses	101%	101%

Net ALL Recoveries /
Avg. Total Loans (a)	-0.01%	-0.01%

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/18	6/30/17	Change	3/31/18

Nonperforming Loans:
Nonperforming Nonaccrual	$783	$2,215	-64.7%	$2,030
Performing Nonaccrual	4,110	4,480	-8.3%	4,110
Total Nonaccrual Loans	4,893	6,695	-26.9%	6,140
90+ Days Past Due Accruing Loans	193	186	3.8%	255
Total	5,086	6,881	-26.1%	6,395
Repossessed Loan Collateral	939	1,645	-42.9%	1,376
Total Nonperforming Assets	$6,025	$8,526	-29.3%	$7,771

Total Loans Outstanding	$1,200,192	$1,318,341	-9.0%	$1,228,584

Total Assets	$5,577,844	$5,393,350	3.4%	$5,551,036

Loans:
Allowance for Loan Losses	$23,040	$24,103	-4.4%	$23,081
Allowance/Loans	1.92%	1.83%		1.88%
Nonperforming Loans/Total Loans	0.42%	0.52%		0.52%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/18	6/30/17	Change	3/31/18

Shareholders' Equity	$586,138	$595,594	-1.6%	$582,083
Total Assets	5,577,844	5,393,350	3.4%	5,551,036

Shareholders' Equity/
Total Assets	10.51%	11.04%		10.49%
Shareholders' Equity/
Total Loans	48.84%	45.18%		47.38%
Tangible Common Equity Ratio	8.47%	8.90%		8.42%
Common Shares Outstanding	26,649	26,304	1.3%	26,591
Common Equity Per Share	$21.99	$22.64	-2.9%	$21.89
Market Value Per Common Share	$56.51	$56.04	0.8%	$58.08

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'18	Q2'17	Change	Q1'18

Total Shares Repurchased	9	6	n/m	-
Average Repurchase Price	$58.46	$56.51	n/m	$-
Net Shares Issued	(58)	(21)	n/m	(166)

			%
	6/30'18YTD	6/30'17YTD	Change

Total Shares Repurchased	9	6	n/m
Average Repurchase Price	$58.46	$56.51	n/m
Net Shares Issued	(224)	(397)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/18	6/30/17	Change	3/31/18
Assets:
Cash and Due from Banks	$629,146	$529,362	18.8%	$555,607

Investment Securities:
Equity Securities	1,750	9,477	n/m	1,764
Debt Securities Available For Sale	2,363,194	1,966,679	20.2%	2,351,970
Debt Securities Held to Maturity	1,076,456	1,261,321	-14.7%	1,114,287

Loans	1,200,192	1,318,341	-9.0%	1,228,584
Allowance For Loan Losses	(23,040)	(24,103)	-4.4%	(23,081)
Total Loans, net	1,177,152	1,294,238	-9.0%	1,205,503

Other Real Estate Owned	939	1,645	-42.9%	1,376
Premises and Equipment, net	35,774	35,564	0.6%	35,790
Identifiable Intangibles, net	2,827	5,365	-47.3%	3,280
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	168,933	168,026	0.5%	159,786

Total Assets	$5,577,844	$5,393,350	3.4%	$5,551,036

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,205,971	$2,079,608	6.1%	$2,179,157
Interest-Bearing Transaction	939,002	885,516	6.0%	924,081
Savings	1,526,228	1,470,978	3.8%	1,540,192
Time	215,921	246,468	-12.4%	224,437
Total Deposits	4,887,122	4,682,570	4.4%	4,867,867

Short-Term Borrowed Funds	68,894	75,769	-9.1%	65,356
Other Liabilities	35,690	39,417	-9.5%	35,730
Total Liabilities	4,991,706	4,797,756	4.0%	4,968,953

Shareholders' Equity:
Common Equity:
Paid-In Capital	444,871	426,012	4.4%	441,350
Accumulated Other
Comprehensive Loss	(49,900)	(5,864)	n/m	(43,452)
Retained Earnings	191,167	175,446	9.0%	184,185
Total Shareholders' Equity	586,138	595,594	-1.6%	582,083

Total Liabilities and
Shareholders' Equity	$5,577,844	$5,393,350	3.4%	$5,551,036

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'18	Q2'17	Change	Q1'18
Interest & Fee Income:
Loans	$14,957	$15,468	-3.3%	$14,697
Investment Securities:
Equity Securities	86	70	22.2%	85
Debt Securities Available for Sale	14,323	10,639	34.6%	13,551
Debt Securities Held to Maturity	6,216	6,986	-11.0%	6,174
Total Interest & Fee Income	35,582	33,163	7.3%	34,507

Interest Expense:
Transaction Deposits	60	57	5.9%	60
Savings Deposits	224	222	1.0%	222
Time Deposits	165	186	-11.3%	168
Short-Term Borrowed Funds	10	11	-15.8%	9
Total Interest Expense	459	476	-3.6%	459

Net Interest Income	35,123	32,687	7.5%	34,048

Reversal of Provision for Loan Losses	-	(1,900)	n/m	-

Noninterest Income:
Service Charges	4,645	4,945	-6.1%	4,752
Merchant Processing Services	2,305	2,052	12.3%	2,420
Debit Card Fees	1,698	1,586	7.0%	1,605
Other Service Fees	650	662	-1.7%	631
ATM Processing Fees	698	654	6.6%	664
Trust Fees	726	716	1.5%	743
Financial Services Commissions	141	142	-0.5%	114
Equity Securities Losses	(14)	-	n/m	(36)
Other	920	1,366	-32.7%	1,062
Total Noninterest Income	11,769	12,123	-2.9%	11,955

Noninterest Expense:
Salaries and Benefits	13,186	12,981	1.6%	13,351
Occupancy and Equipment	4,864	4,776	1.8%	4,691
Outsourced Data Processing	2,299	2,188	5.1%	2,340
Amortization of Identifiable Intangibles	453	762	-40.6%	570
Professional Fees	871	410	112.7%	785
Courier Service	422	438	-3.7%	463
Other	1,882	2,841	-33.8%	2,014
Total Noninterest Expense	23,977	24,396	-1.7%	24,214

Income Before Income Taxes	22,915	22,314	2.7%	21,789
Income Tax Provision	4,905	6,515	-24.7%	4,283
Net Income	$18,010	$15,799	14.0%	$17,506

Average Common Shares Outstanding	26,630	26,299	1.3%	26,532
Diluted Common Shares Outstanding	26,728	26,402	1.2%	26,665

Per Common Share Data:
Basic Earnings	$0.68	$0.60	13.3%	$0.66
Diluted Earnings	0.67	0.60	11.7%	0.66
Dividends Paid	0.40	0.39	2.6%	0.40

			%
	6/30'18YTD	6/30'17YTD	Change
Interest & Fee Income:
Loans	$29,654	$31,248	-5.1%
Investment Securities:
Equity Securities	171	144	18.5%
Debt Securities Available for Sale	27,874	20,814	33.9%
Debt Securities Held to Maturity	12,390	14,281	-13.2%
Total Interest & Fee Income	70,089	66,487	5.4%

Interest Expense:
Transaction Deposits	120	114	5.6%
Savings Deposits	446	445	0.2%
Time Deposits	333	375	-11.2%
Short-Term Borrowed Funds	19	22	-15.1%
Total Interest Expense	918	956	-4.0%

Net Interest Income	69,171	65,531	5.6%

Reversal of Provision for Loan Losses	-	(1,900)	n/m

Noninterest Income:
Service Charges	9,397	9,868	-4.8%
Merchant Processing Services	4,725	3,927	20.3%
Debit Card Fees	3,303	3,067	7.7%
Other Service Fees	1,281	1,312	-2.3%
ATM Processing Fees	1,362	1,229	10.8%
Trust Fees	1,469	1,418	3.6%
Financial Services Commissions	255	337	-24.3%
Securities Losses	(50)	-	n/m
Other	1,982	2,622	-24.4%
Total Noninterest Income	23,724	23,780	-0.2%

Noninterest Expense:
Salaries and Benefits	26,537	26,051	1.9%
Occupancy and Equipment	9,555	9,663	-1.1%
Outsourced Data Processing	4,639	4,327	7.2%
Amortization of Identifiable Intangibles	1,023	1,562	-34.5%
Professional Fees	1,656	1,021	62.2%
Courier Service	885	859	3.1%
Other	3,896	5,528	-29.5%
Total Noninterest Expense	48,191	49,011	-1.7%

Income Before Income Taxes	44,704	42,200	5.9%
Income Tax Provision	9,188	11,352	-19.1%
Net Income	$35,516	$30,848	15.1%

Average Common Shares Outstanding	26,581	26,235	1.3%
Diluted Common Shares Outstanding	26,696	26,366	1.3%

Per Common Share Data:
Basic Earnings	$1.34	$1.18	13.6%
Diluted Earnings	1.33	1.17	13.7%
Dividends Paid	0.80	0.78	2.6%

Footnotes and Abbreviations:
Certain amounts in prior periods have been reclassified to conform to the current presentation.
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized